================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07657
                                                     ---------

                       Oppenheimer Developing Markets Fund
                       -----------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            --------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                       Date of reporting period: 5/31/2012
                                                 ---------
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                     SHARES                        VALUE
                                                                                  --------------              ----------------
COMMON STOCKS-95.5%

CONSUMER DISCRETIONARY-11.6%

AUTOMOBILES-0.8%
PT Astra International Tbk                                                           26,434,500               $   180,823,229

DISTRIBUTORS-0.8%
CFAO(1)                                                                               4,157,914                   177,095,086

DIVERSIFIED CONSUMER SERVICES-2.4%
Estacio Participacoes SA(1)                                                          10,866,000                   135,390,624
Kroton Educacional SA(1,2,3)                                                          9,567,319                   139,938,969
Kroton Educacional SA(1,2,3)                                                            697,633                       795,575
Kroton Educacional SA, Preference(1,2,3)                                                122,473                       140,275
MegaStudy Co. Ltd. (1)                                                                  499,330                    35,030,311
New Oriental Education & Technology Group, Inc.,
 Sponsored ADR(1,3)                                                                   9,149,832                   242,562,046
                                                                                                              ---------------
                                                                                                                  553,857,800

HOTELS, RESTAURANTS & LEISURE-3.1%
Ctrip.com International Ltd., ADR(1,3)                                               13,554,519                   249,403,150
Genting Berhad                                                                       34,749,300                   109,558,761
Genting Singapore plc                                                               111,308,000                   129,568,524
Home Inns & Hotels Management, Inc., ADR(1,3)                                         4,389,313                    94,019,084
Jollibee Foods Corp. (1)                                                             55,136,213                   133,832,527
                                                                                                              ---------------
                                                                                                                  716,382,046

INTERNET & CATALOG RETAIL-0.2%
B2W Companhia Global do Varejo(1,3)                                                  11,430,158                    34,570,724

MEDIA-1.6%
Grupo Televisa SA, Sponsored GDR                                                      9,437,893                   179,225,588
TV18 Broadcast Ltd. (3)                                                              10,979,733                     3,489,663
Zee Entertainment Enterprises Ltd. (1)                                               76,026,963                   178,322,392
                                                                                                              ---------------
                                                                                                                  361,037,643

MULTILINE RETAIL-1.7%
Lojas Americanas SA, Preference(1)                                                   44,474,973                   265,502,479
Shinsegae Co. Ltd.(1)                                                                   660,431                   128,700,809
                                                                                                              ---------------
                                                                                                                  394,203,288

TEXTILES, APPAREL & LUXURY GOODS-1.0%
Prada SpA, Unsponsored ADR                                                           37,792,900                   232,749,982

CONSUMER STAPLES-26.4%

BEVERAGES-10.3%
Anadolu Efes Biracilik ve Malt Sanayii AS                                            13,409,669                   154,609,403
Carlsberg AS, Cl. B(1)                                                                6,416,942                   479,938,627
Companhia de Bebidas das Americas, Sponsored ADR, Preference                          5,991,500                   229,774,025
Fomento Economico Mexicano SA de CV, Sponsored ADR                                    7,517,559                   592,609,176
Fomento Economico Mexicano SA de CV, UBD                                             55,070,344                   432,881,410
Nigerian Breweries plc                                                              188,827,399                   125,806,181
SABMiller plc                                                                         9,305,674                   344,599,585
                                                                                                              ---------------
                                                                                                                2,360,218,407

                    1 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                     SHARES                        VALUE
                                                                                  -------------              ----------------
COMMON STOCKS CONTINUED

FOOD & STAPLES RETAILING-8.9%
Almacenes Exito SA                                                                   12,397,467              $    193,286,548
Almacenes Exito SA, GDR(4)                                                           11,250,373                   168,328,081
BIM Birlesik Magazalar AS                                                             4,245,056                   171,873,832
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR(1)            7,165,104                   274,566,785
Dairy Farm International Holdings Ltd.                                                7,806,830                    81,971,715
E-Mart Co. Ltd. (1)                                                                   1,556,710                   348,207,109
Magnit(1)                                                                             4,741,774                   466,857,956
Magnit OJSC, Sponsored GDR(1)                                                         4,329,830                   106,999,413
Sun Art Retail Group Ltd.                                                             1,852,000                     2,271,588
Wal-Mart de Mexico SAB de CV, Series V                                               73,670,678                   176,601,812
Wumart Stores, Inc. (3)                                                              20,885,000                    46,013,167
                                                                                                             ----------------
                                                                                                                2,036,978,006

FOOD PRODUCTS-3.5%
Tingyi Holding Corp. (Cayman Islands)                                               125,234,000                   297,210,001
Unilever plc                                                                          7,572,700                   239,361,895
Want Want China Holdings Ltd.                                                       238,277,000                   272,920,039
                                                                                                             ----------------
                                                                                                                  809,491,935

HOUSEHOLD PRODUCTS-1.3%
Hindustan Unilever Ltd.                                                              23,655,221                   180,286,419
Unilever Indonesia Tbk                                                               59,343,000                   129,733,899
                                                                                                             ----------------
                                                                                                                  310,020,318

PERSONAL PRODUCTS-2.3%
Colgate-Palmolive (India) Ltd. (1)                                                    7,320,782                   156,968,412
Dabur India Ltd.                                                                     12,933,038                    24,020,226
Marico Ltd. (1)                                                                      30,906,283                    96,421,329
Natura Cosmeticos SA                                                                 11,494,800                   244,332,536
                                                                                                             ----------------
                                                                                                                  521,742,503

TOBACCO-0.1%
Eastern Tobacco Co.                                                                     991,119                    13,455,589

ENERGY-9.2%

ENERGY EQUIPMENT & SERVICES-1.6%
Eurasia Drilling Co. Ltd., GDR                                                        4,266,601                   107,552,691
Technip SA                                                                              351,230                    32,221,161
Tenaris SA, ADR                                                                       7,234,242                   225,563,666
                                                                                                             ----------------
                                                                                                                  365,337,518

OIL, GAS & CONSUMABLE FUELS-7.6%
BG Group plc                                                                         12,150,360                   233,877,080
China Shenhua Energy Co. Ltd.                                                        58,551,500                   205,053,350
CNOOC Ltd.                                                                          121,112,000                   219,081,560
Galp Energia SGPS SA, Cl. B                                                           6,715,973                    79,937,626
NovaTek OAO, Sponsored GDR(2,4)                                                         902,339                    86,345,234
NovaTek OAO, Sponsored GDR(2)                                                         3,338,834                   319,494,561
Petroleo Brasileiro SA, Sponsored ADR                                                 9,657,109                   182,519,360

                    2 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                     SHARES                        VALUE
                                                                                  -------------              ----------------
COMMON STOCKS CONTINUED

OIL, GAS & CONSUMABLE FUELS CONTINUED
Tullow Oil plc                                                                       19,285,677              $    427,779,143
                                                                                                             ----------------
                                                                                                                1,754,087,914

FINANCIALS-17.4%

CAPITAL MARKETS-0.1%
Egyptian Financial Group-Hermes Holding SAE(3)                                       16,606,460                    30,161,071

COMMERCIAL BANKS-7.8%
Akbank TAS                                                                           39,487,531                   120,701,931
Banco Davivienda SA, Preference(1)                                                   10,558,928                   127,654,436
Banco Santander Chile SA                                                            880,268,212                    62,976,047
Bancolombia SA, Sponsored ADR                                                         1,898,295                   112,398,047
Commercial International Bank                                                        25,675,251                   104,273,826
Credicorp Ltd.                                                                        1,080,100                   134,764,077
Grupo Financiero Inbursa SA de CV                                                    52,758,322                   108,860,776
Guaranty Trust Bank plc                                                             382,186,537                    35,863,610
HDFC Bank Ltd., ADR(3)                                                               10,657,063                   297,971,481
ICICI Bank Ltd., Sponsored ADR                                                        7,606,550                   214,124,383
Siam Commercial Bank Public Co. Ltd.                                                 36,625,400                   161,743,476
Standard Bank Group Ltd.                                                             10,078,599                   135,800,093
Turkiye Garanti Bankasi AS                                                           39,957,189                   128,631,764
Zenith Bank plc                                                                     439,912,628                    38,500,955
                                                                                                             ----------------
                                                                                                                1,784,264,902

DIVERSIFIED FINANCIAL SERVICES-3.7%
BM&F BOVESPA SA                                                                      76,533,698                   366,189,943
Haci Omer Sabanci Holding AS                                                         77,072,675                   305,377,954
Hong Kong Exchanges & Clearing Ltd.                                                  12,934,400                   182,645,250
                                                                                                             ----------------
                                                                                                                  854,213,147

INSURANCE-1.1%
AIA Group Ltd.                                                                       74,030,400                   241,313,799

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.0%
Hang Lung Group Ltd.                                                                 19,209,750                   111,127,001
Hang Lung Properties Ltd.                                                            53,470,881                   169,682,305
SM Prime Holdings, Inc. (1)                                                       1,395,340,572                   408,611,398
                                                                                                             ----------------
                                                                                                                  689,420,704

THRIFTS & MORTGAGE FINANCE-1.7%
Housing Development Finance Corp. Ltd.                                               32,149,401                   374,778,175

HEALTH CARE-0.8%

PHARMACEUTICALS-0.8%
Cipla Ltd.                                                                           12,826,053                    70,552,263
Sun Pharmaceutical Industries Ltd.                                                   11,154,338                   112,232,734
                                                                                                             ----------------
                                                                                                                  182,784,997

INDUSTRIALS-3.4%

AEROSPACE & DEFENSE-1.0%
Embraer SA, ADR                                                                       8,001,222                   225,634,460

INDUSTRIAL CONGLOMERATES-1.5%
Enka Insaat ve Sanayi AS                                                             79,401,458                   171,172,469

                    3 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                     SHARES                        VALUE
                                                                                  -------------              ----------------
COMMON STOCKS CONTINUED

INDUSTRIAL CONGLOMERATES CONTINUED
SM Investments Corp.                                                                 10,976,295              $    177,618,933
                                                                                                             ----------------
                                                                                                                  348,791,402

MACHINERY-0.1%
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares(1,3)                              42,104,429                    18,273,322

TRANSPORTATION INFRASTRUCTURE-0.8%
DP World Ltd. (2)                                                                       435,709                     4,487,803
DP World Ltd. (2)                                                                    17,386,824                   173,506,489
                                                                                                             ----------------
                                                                                                                  177,994,292

INFORMATION TECHNOLOGY-16.9%

COMMUNICATIONS EQUIPMENT-1.0%
High Tech Computer Corp.                                                             16,035,127                   231,007,257

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.7%
Synnex Technology International Corp.                                                71,816,174                   160,484,415

INTERNET SOFTWARE & SERVICES-9.1%
Baidu, Inc., ADR(3)                                                                   4,302,100                   506,658,317
Netease.com, Inc., ADR(3)                                                             2,876,882                   179,402,362
NHN Corp. (1)                                                                         3,710,329                   762,342,540
Tencent Holdings Ltd.                                                                14,213,200                   390,784,944
Yandex NV, Cl. A(1,3)                                                                10,819,988                   215,642,361
Youku, Inc., Sponsored ADR(3)                                                         1,356,616                    32,287,461
                                                                                                             ----------------
                                                                                                                2,087,117,985

IT SERVICES-4.2%
Infosys Ltd.                                                                         16,494,884                   709,965,443
Tata Consultancy Services Ltd.                                                       11,083,042                   244,792,469
                                                                                                             ----------------
                                                                                                                  954,757,912

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.9%
Epistar Corp. (1)                                                                    60,390,000                   133,736,900
Taiwan Semiconductor Manufacturing Co. Ltd.                                         110,525,429                   315,120,410
                                                                                                             ----------------
                                                                                                                  448,857,310

MATERIALS-4.4%

CHEMICALS-0.6%
Asian Paints Ltd.                                                                     1,981,486                   141,898,144

METALS & MINING-3.8%
Anglo American Platinum Ltd.                                                          2,982,130                   168,098,431
Anglo American plc                                                                    8,717,113                   267,037,569
Impala Platinum Holdings Ltd.                                                        14,218,515                   225,451,782
Vale SA, Sponsored ADR, Preference                                                   11,121,280                   201,517,594
                                                                                                             ----------------
                                                                                                                  862,105,376

TELECOMMUNICATION SERVICES-5.4%

WIRELESS TELECOMMUNICATION SERVICES-5.4%
America Movil SAB de CV, ADR, Series L                                               36,256,772                   854,209,547
MTN Group Ltd.                                                                       20,602,275                   327,437,190
Philippine Long Distance Telephone Co.                                                  876,470                    47,142,623
                                                                                                             ----------------
                                                                                                                1,228,789,360
                                                                                                             ----------------
Total Common Stocks (Cost $20,294,053,132)                                                                     21,864,700,018

                    4 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                     SHARES                        VALUE
                                                                                  -------------              ----------------
STRUCTURED SECURITIES-0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.(4)
 (Cost $21,924,029)                                                                   5,323,496              $     22,064,322

INVESTMENT COMPANY-4.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21% (1,5)
 (Cost $1,052,754,821)                                                            1,052,754,821                 1,052,754,821

TOTAL INVESTMENTS, AT VALUE (COST $21,368,731,982)                                        100.2%               22,939,519,161
Liabilities in Excess of Other Assets                                                      (0.2)                  (50,424,543)
                                                                                  -------------              ----------------
Net Assets                                                                                100.0%             $ 22,889,094,618
                                                                                  =============              ================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                  SHARES/                                              SHARES/
                                                             PRINCIPAL AMOUNT       GROSS            GROSS        PRINCIPAL AMOUNT
                                                              AUGUST 31, 2011    ADDITIONS        REDUCTIONS        MAY 31, 2012
                                                             ----------------  --------------    -------------    ----------------
B2W Companhia Global do Varejo                                     15,109,458               -        3,679,300          11,430,158
Banco Davivienda SA, Preference                                     2,098,070       8,460,858                -          10,558,928
Carlsberg AS, Cl. B                                                 5,294,683       1,122,259                -           6,416,942
CFAO                                                                3,877,554         280,360                -           4,157,914
Colgate-Palmolive (India) Ltd.                                      7,149,484         306,484          135,186           7,320,782
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, Sponsored ADR (a)                                    8,616,546               -        1,451,442           7,165,104
Ctrip. com International Ltd., ADR                                  4,144,309       9,410,210                -          13,554,519
E-Mart Co. Ltd.                                                     1,453,022         280,826          177,138           1,556,710
Epistar Corp.                                                      84,248,000               -       23,858,000          60,390,000
Estacio Participacoes SA                                           10,866,000               -                -          10,866,000
Home Inns & Hotels Management, Inc., ADR                            1,882,915       2,506,398                -           4,389,313
Jollibee Foods Corp.                                               55,136,213               -                -          55,136,213
Kroton Educacional SA (a)                                           4,379,100       5,188,219(b)             -           9,567,319
Kroton Educacional SA                                                       -         697,633          697,633(b)                -
Kroton Educacional SA (a)                                                   -         697,633(b)             -             697,633
Kroton Educacional SA                                                       -         122,473          122,473(b)                -
Kroton Educacional SA                                                       -       2,209,219        2,209,219(b)                -
Kroton Educacional SA, Preference (a)                                       -         122,473(b)             -             122,473
Li Ning Co. Ltd.                                                   66,944,500               -       66,944,500                   -
Lojas Americanas SA                                                         -         103,790          103,790                   -
Lojas Americanas SA, 13.15% Cv. Sub. Nts., 9/15/17                          -           5,372(c)         5,372(c)                -
Lojas Americanas SA, Preference                                    25,092,684      19,382,289                -          44,474,973
Magnit                                                              3,448,981       1,292,793                -           4,741,774
Magnit OJSC                                                                 -       1,292,793(b)     1,292,793(b)                -

                    5 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Magnit OJSC, Sponsored GDR                                           1,041,270      4,092,260          803,700           4,329,830
Marico Ltd.                                                         30,123,895        782,388                -          30,906,283
MegaStudy Co. Ltd.                                                     499,330              -                -             499,330
New Oriental Education & Technology Group, Inc., Sponsored ADR       1,857,640      9,149,832        1,857,640           9,149,832
NHN Corp.                                                            3,987,501              -          277,172           3,710,329
Oppenheimer Institutional Money Market Fund, Cl. E                 303,088,396  3,081,303,474    2,331,637,049       1,052,754,821
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares (a)              46,991,029              -        4,886,600          42,104,429
Shinsegae Co. Ltd.                                                     455,107        205,324                -             660,431
SM Prime Holdings, Inc.                                          1,178,547,358    279,068,114       62,274,900       1,395,340,572
Yandex NV, Cl. A                                                     1,361,620      9,458,368                -          10,819,988
Zee Entertainment Enterprises Ltd.                                  75,735,589        291,374                -          76,026,963

                                                                                                                      REALIZED
                                                                                  VALUE              INCOME          GAIN (LOSS)
                                                                               --------------    -------------    ----------------
B2W Companhia Global do Varejo                                                 $   34,570,724    $           -    $    (50,303,529)
Banco Davivienda SA, Preference                                                   127,654,436        1,270,947                   -
Carlsberg AS, Cl. B                                                               479,938,627                -                   -
CFAO                                                                              177,095,086                -                   -
Colgate-Palmolive (India) Ltd.                                                    156,968,412        2,338,354              83,440
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar, Sponsored ADR (a)                                                     -(d)             -          (3,600,967)
Ctrip. com International Ltd., ADR                                                249,403,150                -                   -
E-Mart Co. Ltd.                                                                   348,207,109          725,404           8,744,079
Epistar Corp.                                                                     133,736,900                -         (19,541,422)
Estacio Participacoes SA                                                          135,390,624        1,207,884                   -
Home Inns & Hotels Management, Inc., ADR                                           94,019,084                -                   -
Jollibee Foods Corp.                                                              133,832,527        1,035,722                   -
Kroton Educacional SA (a)                                                                   -(d)             -                   -
Kroton Educacional SA                                                                       -                -                   -
Kroton Educacional SA (a)                                                                   -(d)             -                   -
Kroton Educacional SA                                                                       -                -                   -
Kroton Educacional SA                                                                       -                -                   -
Kroton Educacional SA, Preference (a)                                                       -(d)             -                   -
Li Ning Co. Ltd.                                                                            -        1,165,065         (72,247,497)
Lojas Americanas SA                                                                         -            1,936              66,345
Lojas Americanas SA, 13.15% Cv. Sub. Nts., 9/15/17                                          -                -                   -
Lojas Americanas SA, Preference                                                   265,502,479        1,845,537                   -
Magnit                                                                            466,857,956        1,889,745                   -
Magnit OJSC                                                                                 -                -                   -
Magnit OJSC, Sponsored GDR                                                        106,999,413                -           4,789,430

                    6 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   May 31, 2012 (Unaudited)

Marico Ltd.                                                                        96,421,329          417,041                   -
MegaStudy Co. Ltd.                                                                 35,030,311        1,477,039                   -
New Oriental Education & Technology Group, Inc., Sponsored ADR                    242,562,046                -          (3,033,866)
NHN Corp.                                                                         762,342,540        1,488,455           3,948,514
Oppenheimer Institutional Money Market Fund, Cl. E                              1,052,754,821        1,165,114                   -
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares (a)                                      -(d)             -          (5,124,469)
Shinsegae Co. Ltd.                                                                128,700,809          299,684                   -
SM Prime Holdings, Inc.                                                           408,611,398        5,242,413           5,920,042
Yandex NV, Cl. A                                                                  215,642,361                -                   -
Zee Entertainment Enterprises Ltd.                                                178,322,392                -                   -
                                                                               --------------    -------------    ----------------
                                                                               $6,030,564,534    $  21,570,340    $   (130,299,900)
                                                                               ==============    =============    ================

a.   No longer an affiliate as of May 31, 2012.

b.   All or a portion is the result of a corporate action.

c. Gross Addition and Gross Reduction to Principal Amount are reported in Brazilian Real.

d. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3.   Non-income producing security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $276,737,637 or 1.21% of the Fund's net assets as of May 31, 2012.

5.   Rate shown is the 7-day yield as of May 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

GEOGRAPHIC HOLDINGS                                                        VALUE                PERCENT
-------------------                                                   ----------------          -------
India                                                                 $  2,805,823,533            12.2%
China                                                                    2,753,668,803            12.0
Mexico                                                                   2,344,388,309            10.2
Brazil                                                                   2,300,873,349            10.0
United Kingdom                                                           1,512,655,272             6.6
Russia                                                                   1,302,892,216             5.7
Korea, Republic of South                                                 1,274,280,769             5.6
United States                                                            1,052,754,821             4.6
Turkey                                                                   1,052,367,353             4.6
Hong Kong                                                                  918,580,182             4.0
South Africa                                                               856,787,496             3.7
Taiwan                                                                     840,348,982             3.7
Philippines                                                                767,205,481             3.3
Colombia                                                                   601,667,112             2.6
Denmark                                                                    479,938,627             2.1
Indonesia                                                                  310,557,128             1.4
Italy                                                                      232,749,982             1.0
Luxembourg                                                                 225,563,666             1.0
France                                                                     209,316,247             0.9
Nigeria                                                                    200,170,746             0.9
United Arab Emirates                                                       177,994,292             0.8
Thailand                                                                   161,743,476             0.7
Egypt                                                                      147,890,486             0.6

                    7 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   May 31, 2012 (Unaudited)

Peru                                                                       134,764,077             0.6
Malaysia                                                                   109,558,761             0.5
Portugal                                                                    79,937,626             0.3
Chile                                                                       62,976,047             0.3
Vietnam                                                                     22,064,322             0.1
                                                                      ----------------          ------
Total                                                                 $ 22,939,519,161           100.0%
                                                                      ================          ======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                         CONTRACT AMOUNT     EXPIRATION                   UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION           BUY/SELL        (000's)            DATES           VALUE     APPRECIATION   DEPRECIATION
-------------------------------------       --------     ---------------  ----------------  -----------  ------------   ------------
BANK OF NEW YORK (THE):
New Turkish Lira (TRY)                           Buy         21,741 TRY             6/4/12  $11,658,976     $         -  $    27,192
New Turkish Lira (TRY)                          Sell          8,453 TRY             6/4/12    4,533,302          10,573            -
                                                                                                           ------------  -----------
                                                                                                                 10,573       27,192

BROWN BROTHERS HARRIMAN
British Pound Sterling (GBP)                     Buy         57,546 GBP             6/7/12   88,689,126          24,610       34,492

CHASE MANHATTAN BANK:
Brazilian Real (BRR)                             Buy          7,104 BRR             6/5/12    3,522,317          27,121            -

Egyptian Pounds (EGP)                           Sell         12,479 EGP    6/4/12 - 6/6/12    2,066,025               -        2,664


Indian Rupee (INR)                              Sell        102,275 INR    6/1/12 - 6/5/12    1,821,216          18,867        1,345


Indonesia Rupiah (IDR)                          Sell     39,568,940 IDR    6/1/12 - 6/4/12    4,209,460               -       68,475


Philippines Peso (PHP)                          Sell        340,973 PHP    6/1/12 - 6/5/12    7,837,560           4,997        2,847

                                                                                                           ------------  -----------
                                                                                                                 50,985       75,331

CITIGROUP:
New Turkish Lira (TRY)                           Buy          1,651 TRY             6/1/12      885,497               -        4,425
New Turkish Lira (TRY)                          Sell          4,242 TRY             6/1/12    2,274,824          11,369            -
                                                                                                           ------------  -----------
                                                                                                                 11,369        4,425

DEUTSCHE BANK SECURITIES, INC.
Hong Kong Dollar (HKD)                          Sell        150,186 HKD             6/1/12   19,349,968               -        5,857

HSBC BANK USA, NATIONAL ASSOCIATION
Hong Kong Dollar (HKD)                           Buy         90,551 HKD             6/4/12   11,666,618           6,535            -

STATE STREET
New Turkish Lira (TRY)                           Buy          4,602 TRY             6/4/12    2,467,625               -        6,439
                                                                                                           ------------  -----------
Total unrealized appreciation and depreciation                                                             $    104,072  $   153,736
                                                                                                           ============  ===========

NOTES TO STATEMENT OF INVESTMENTS

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,

                    8 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available". The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

                    9 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

         SECURITY TYPE                 STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------  ------------------------------------------------------------------------------
Corporate debt, government debt,  Reported trade data, broker-dealer price quotations, benchmark yields, issuer
 municipal, mortgage-backed and   spreads on comparable securities, the credit quality, yield, maturity, and
 asset-backed securities          other appropriate factors.

Loans                             Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities             Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation", or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

                    10 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2012 based on valuation input level:

                                                                           LEVEL 3-
                                        LEVEL 1-          LEVEL 2-        SIGNIFICANT
                                       UNADJUSTED     OTHER SIGNIFICANT  UNOBSERVABLE
                                     QUOTED PRICES    OBSERVABLE INPUTS     INPUTS           VALUE
                                    ----------------  -----------------  ------------  ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary             $  2,290,876,807  $     359,842,991  $          -  $  2,650,719,798
 Consumer Staples                      4,103,195,935      1,948,710,823             -     6,051,906,758
 Energy                                  707,102,212      1,412,323,220             -     2,119,425,432
 Financials                            3,125,798,906        848,352,892             -     3,974,151,798
 Health Care                                       -        182,784,997             -       182,784,997
 Industrials                             770,693,476                  -             -       770,693,476
 Information Technology                2,927,466,967        954,757,912             -     3,882,224,879
 Materials                               343,415,738        660,587,782             -     1,004,003,520
 Telecommunication Services              901,352,170        327,437,190             -     1,228,789,360
Structured Securities                              -         22,064,322             -        22,064,322
Investment Company                     1,052,754,821                  -             -     1,052,754,821
                                    ----------------  -----------------  ------------  ----------------
Total Investments, at Value           16,222,657,032      6,716,862,129             -    22,939,519,161
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                -            104,072             -           104,072
                                    ----------------  -----------------  ------------  ----------------
Total Assets                        $ 16,222,657,032  $   6,716,966,201  $          -  $ 22,939,623,233
                                    ----------------  -----------------  ------------  ----------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts $              -  $        (153,736) $          -  $       (153,736)
                                    ----------------  -----------------  ------------  ----------------
Total Liabilities                   $              -  $        (153,736) $          -  $       (153,736)
                                    ----------------  -----------------  ------------  ----------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                             TRANSFERS INTO   TRANSFERS OUT OF  TRANSFERS INTO  TRANSFERS OUT OF
                                LEVEL 1*         LEVEL 1**         LEVEL 2**        LEVEL 2*
                             ---------------  ----------------  --------------  ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary      $   280,163,604  $   (359,425,884) $  359,425,884  $   (280,163,604)
 Consumer Staples              1,353,674,625    (1,393,448,278)  1,393,448,278    (1,353,674,625)

                    11 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

 Energy                          433,543,817    (1,190,349,972)  1,190,349,972      (433,543,817)
 Financials                      998,264,640      (229,010,532)    229,010,532      (998,264,640)
 Industrials                      22,212,330                 -               -       (22,212,330)
 Information Technology        1,999,980,497                 -               -    (1,999,980,497)
 Materials                        87,021,706      (570,201,791)    570,201,791       (87,021,706)
 Telecommunication Services      138,739,988      (431,556,593)    431,556,593      (138,739,988)
                             ---------------  ----------------  --------------  ----------------
Total Assets                 $ 5,313,601,207  $ (4,173,993,050) $4,173,993,050  $ (5,313,601,207)
                             ---------------  ----------------  --------------  ----------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

                    12 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $104,072, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $46,574,803 and $38,090,972, respectively.

                    13 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $  21,415,799,586
Federal tax cost of other investments                10,107,221
                                              -----------------
Total federal tax cost                        $  21,425,906,807
                                              =================

Gross unrealized appreciation                 $   3,453,797,803
Gross unrealized depreciation                    (1,939,326,613)
                                              -----------------
Net unrealized appreciation                   $   1,514,471,190
                                              =================

                    14 | Oppenheimer Developing Markets Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By: /s/ William F. Glavin, Jr.
    -----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    -----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

By: /s/ Brian W. Wixted
    -----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 7/10/2012